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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 22, 1998



                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   333-48429-02             59-3284026
----------------------------   ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

          5901 East Fowler Avenue
                 Tampa Florida                                   33617-2362
   ----------------------------------------                      ----------
   (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code (813) 984-8801
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

             8.1   Tax Opinion of Arter & Hadden LLP

            23.1 Consent of Coopers & Lybrand (Independent Auditors of MBIA Insurance Corporation)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            IMC SECURITIES, INC. as
                             Depositor


                            By: /s/ Thomas Middleton
                                --------------------------------------------
                                Name:  Thomas Middleton
                                Title: President and Chief Operating Officer





Dated: June 22, 1998

                                  EXHIBIT INDEX



Exhibit No.              Description                                                  Page No.
-----------              -----------                                                  --------

   8.1                   Tax Opinion of Arter & Hadden LLP

  23.1                   Consent of Coopers & Lybrand L.L.P.
                         (Independent Auditors of MBIA Insurance Corporation)
